Scharf Fund
Schedule of Investments
December 31, 2024 (Unaudited)

COMMON STOCKS - 96.1%	Shares	Value
Aerospace & Defense - 2.6%
Lockheed Martin Corp.	22,721	$11,041,043

Automobile Components - 1.5%
Gentex Corp.	218,333	6,272,707

Beverages - 2.0%
Heineken N.V.	115,904	8,248,071

Capital Markets - 9.3%
Brookfield Corp.	474,522	27,261,289
CME Group, Inc.	52,035	12,084,088
		39,345,377

Chemicals - 4.2%
Air Products and Chemicals, Inc.	61,046	17,705,782

Commercial Services & Supplies - 0.6%
MillerKnoll, Inc.	111,338	2,515,125

Entertainment - 1.7%
Walt Disney Co.	66,327	7,385,511

Financial Services - 16.8%
Berkshire Hathaway, Inc. - Class B (a)	51,002	23,118,187
Fiserv, Inc. (a)	145,475	29,883,474
Visa, Inc. - Class A	56,919	17,988,681
		70,990,342

GICS~Energy Equipment & Services - 1.8%
Schlumberger, Ltd.	194,600	7,460,964

Ground Transportation - 6.5%
U-Haul Holding Co.	199,651	12,787,647
Union Pacific Corp.	63,607	14,504,940
		27,292,587

Health Care Equipment & Supplies - 1.9%
Smith & Nephew PLC	655,145	8,131,183

Health Care Providers & Services - 13.0%
Centene Corp. (a)	265,608	16,090,533
CVS Health Corp.	297,551	13,357,064
McKesson Corp.	44,822	25,544,506
		54,992,103

Hotels, Restaurants & Leisure - 5.8%
Booking Holdings, Inc.	2,240	11,129,261
Compass Group PLC	398,697	13,286,739
		24,416,000

Insurance - 6.8%
Aon PLC - Class A	28,340	10,178,595
Markel Group, Inc. (a)	10,832	18,698,523
		28,877,118

Machinery - 2.1%
Donaldson Co., Inc.	131,292	8,842,516

Media - 3.0%
Comcast Corp. - Class A	333,973	12,534,007

Oil, Gas & Consumable Fuels - 4.0%
Occidental Petroleum Corp.	342,883	16,941,849

Personal Care Products - 0.0%(b)
Kenvue, Inc.	1	21

Pharmaceuticals - 3.2%
Novartis AG - ADR	137,327	13,363,290

Software - 9.3%
Microsoft Corp.	49,327	20,791,330
Oracle Corp.	112,334	18,719,338
		39,510,668
TOTAL COMMON STOCKS (Cost $282,685,500)		405,866,264

PREFERRED STOCKS - 2.6%
Technology Hardware, Storage & Peripherals - 2.6%
Samsung Electronics Co. Ltd. 2.93%,	363,260	10,906,559
TOTAL PREFERRED STOCKS (Cost $10,398,107)		10,906,559

SHORT-TERM INVESTMENTS - 1.2%
Money Market Funds - 1.2%
First American Treasury Obligations Fund - Class Z, 4.36% (c)	5,262,238	5,262,238
TOTAL SHORT-TERM INVESTMENTS (Cost $5,262,238)		5,262,238

TOTAL INVESTMENTS - 99.9% (Cost $298,345,845)		422,035,061
Other Assets in Excess of Liabilities - 0.1%		467,293
TOTAL NET ASSETS - 100.0%		$422,502,354
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Scharf Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$405,866,264	$–	$–	$405,866,264
Preferred Stocks	10,906,559	–	–	10,906,559
Money Market Funds	5,262,238	–	–	5,262,238
Total Investments	$422,035,061	$–	$–	$422,035,061

Refer to the Schedule of Investments for further disaggregation of investment categories.